SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event report) April 9, 2007.
ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)
PENNSYLVANIA
(State or Other Jurisdiction of Incorporation)

0-26366	23-2812193
(Commission File Number)	(IRS Employer Identification Number)

732 Montgomery Avenue, Narberth, Pennsylvania	19072
(Address of Principal Executive Office)	(Zip Code)
610-668-4700
(Issuer’s telephone number, including area code)
N/A
(Former Name or Former Address, if Change Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On April 9, 2007, the Corporation hired Gregg J. Wagner as Chief Financial Officer of the Corporation, and in such capacity he will serve as the principal financial and principal accounting officer. Mr. Wagner will also serve as Chief Financial Officer of the Corporation’s wholly owned banking subsidiaries, Royal Bank America and Royal Asian Bank. Mr. Wagner, a certified public accountant, previously served Harleysville Financial Corp. and its wholly owned banking subsidiary, Harleysville National Bank, in the following capacities: Executive Vice President and Chief Financial Officer from 2001 — 2004; Executive Vice President and then President and Chief Operating Officer from 2004 — 2005; and President and Chief Executive Officer from April 2005 through September 2006 .
Jeffrey T. Hanuscin, who previously served as Chief Financial Officer of the Corporation has been appointed Treasurer and Senior Vice President of the Corporation.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

Royal Bancshares of Pennsylvania, Inc.
Dated: April 9, 2007	/s/ Joseph P. Campbell
Joseph P. Campbell
President and Chief Executive Officer